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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (date of earliest event reported): June 18, 2007
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                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-26396                     65-0538630
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(State or other jurisdiction       (Commission                (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)


8685 Northwest 53rd Terrace, Miami, Florida                        33166
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         On June 18, 2007, Benihana Inc. (the "Company") entered into an amended and restated employment agreement (the "Agreement") with Juan C. Garcia in connection with Mr. Garcia's election as President and Chief Operating Officer of the Company effective April 2, 2007, which appointment was previously reported by the Company on a Current Report on Form 8-K filed on March 28, 2007. The Agreement, which is effective as of April 2, 2007, provides for an initial annual base salary of $250,000, subject to annual adjustment based on cost of living increases, with bonuses determined by the Board of Directors of the Company under its bonus plan for executives and additional incentive bonuses of up to 25% of annual base salary based upon, among other factors, results of operations, restaurant development and management retention. Pursuant to the terms of the Agreement, Mr. Garcia will also be eligible to receive stock options under the Company's stock option plans at the discretion of the Compensation and Stock Option Committee of the Board of Directors of the Company. The Agreement has a three-year term and provides for Mr. Garcia to receive an automobile expense allowance of $300 per month. Mr. Garcia will also be eligible to participate in the health, insurance and other benefit plans generally available to executive officers of the Company.

         The Agreement will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended July 22, 2007 .

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BENIHANA INC.


Dated:  June 21, 2007                       By: /s/ Joel A. Schwartz
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                                                Joel A. Schwartz
                                                Chief Executive Officer